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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 10, 2005

                       EZCORP, INC. 401(K) PLAN AND TRUST

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                               33-63078 74-2540145
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)

                              1901 CAPITAL PARKWAY
                               AUSTIN, TEXAS 78746
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 314-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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[ ] Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 30, 2005, the EZCORP, Inc. 401(k) Plan and Trust (the "Plan") dismissed Ernst & Young LLP as its independent registered public accounting firm. The Plan's Administrative Committee participated in and approved the decision to change the independent registered public accounting firm.

The audit reports of Ernst & Young LLP on the Plan's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Plan's two most recent fiscal periods ended September 30, 2003 and December 31, 2003, and the subsequent interim period through June 30, 2005, there were no disagreements between the Plan and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their reports on the financials statements for such years.

During the Plan's two most recent fiscal periods ended September 30, 2003 and December 31, 2003, and the subsequent interim period through June 30, 2005, there have been no "reportable events" (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Plan has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated June 30, 2005, is filed as
Exhibit 16.1 to this Form 8-K.

The Plan's Administrative Committee engaged BDO Seidman LLP as its new independent registered public accounting firm as of May 10, 2005. During the Plan's two most recent fiscal periods ended September 30, 2003 and December 31, 2003, and the subsequent interim period through May 10, 2005, neither the Plan nor anyone on its behalf consulted with BDO Seidman LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

         Inapplicable.

(b) Pro Forma Financial Information.

         Inapplicable.

(c) Exhibits

 Exhibit Number   Exhibit Description

     16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 30, 2005.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EZCORP, INC. 401(K) PLAN AND TRUST
                                             (Registrant)




Date: June 30, 2005                          By:   /s/ Daniel N. Tonissen
                                                   -----------------------------
                                             (Signature)
                                             EZCORP, Inc. 401(k) Plan and Trust
                                             Administrative Committee